UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 28, 2017
_________________________
American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

_________________________

Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.) (State or other jurisdiction of incorporation)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.) (Commission File No.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.) (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A is being filed by American Assets Trust, Inc. and American Assets Trust, L.P. to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on April 28, 2017 relating to the acquisition of the Pacific Ridge Apartments, a 533 unit, multifamily community, built in 2013 and located at 5945 Linda Vista Road, San Diego, CA 92110.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Pacific Ridge Apartments

•	Report of Independent Auditors

•	Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited) and three months ended March 31, 2017 (Unaudited)

•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited) and three months ended March 31, 2017 (Unaudited)
(b)    Pro Forma Financial Information for American Assets Trust, Inc.

•	Pro Forma Balance Sheet as of March 31, 2017 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2017 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(c)    Pro Forma Financial Information for American Assets Trust, L.P.

•	Pro Forma Balance Sheet as of March 31, 2017 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2017 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
10.1*
Purchase Agreement and Escrow Instructions between CP III Pacific Ridge RF, LLC, CP III Pacific Ridge Solar, LLC, collectively as Seller, and American Assets Trust, Inc., as Purchaser, dated March 24, 2017.

23.1	Consent of Ernst & Young LLP, Independent Auditor for Pacific Ridge Apartments.

_____________________
* Incorporated herein by reference to American Assets Trust, Inc.’s and American Assets Trust, L.P.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2017.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders of American Assets Trust, Inc.
We have audited the accompanying statement of revenues over certain operating expenses (“the financial statement”) of Pacific Ridge Apartments for the year ended December 31, 2016, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses as described in Note 1 of Pacific Ridge’s financial statement for the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 1 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Pacific Ridge’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ ERNST & YOUNG LLP

San Diego, California
June 28, 2017

Pacific Ridge Apartments
Statement of Revenues over Certain Operating Expenses
(In Thousands)

	Three Months Ended March 30, 2017	Year Ended December 31, 2016
	(unaudited)
Revenue:
Rental income	$4,191	$15,213
Other income	45	283
Total revenue	4,236	15,496
Certain operating expenses:
Rental expenses	732	3,234
Real estate taxes	585	2,324
General and administrative	48	90
Total expenses	1,365	5,648
Revenues over certain operating expenses	$2,871	$9,848

Pacific Ridge Apartments
Notes to Statement of Revenues over Certain Operating Expenses
December 31, 2016 and the three months
ended March 31, 2017 (unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

On April 28, 2017, American Assets Trust, Inc. (the “Company”), through a wholly-owned subsidiary of American Assets Trust, L.P. (the "Operating Partnership") the Company's operating partnership, completed the acquisition of Pacific Ridge Apartments (the “Property”), a 533 unit luxury apartment community located in San Diego, California from CP III Pacific Ridge RF, LLC and CP III Pacific Ridge Solar, LLC. The gross purchase price of Pacific Ridge Apartments was $232 million, excluding closing costs of approximately $0.1 million.

The accompanying statement of revenues over certain operating expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the year ended December 31, 2016 and the period from January 1, 2017 through March 31, 2017 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

• Depreciation and amortization
• Interest expense
• Interest income

The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2017 have been prepared in accordance with the U.S. generally accepted accounting principles ("GAAP") for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenue over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ended December 31, 2017.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year instead of the three most recent years based on the following factors: (i) the Property was acquired from an unaffiliated party and (ii) based on due diligence of the Property by the Company, management is not aware of any material factors relating to the Property that would cause this financial information to not be indicative of future operating results.

The number of units and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition
Revenues from tenants renting or leasing apartment homes are recorded when due from tenants and are recognized monthly as they are earned, which is not materially different than on a straight-line basis. Apartment homes are rented under short-term leases (generally, lease terms of 7 to 15 months, with a majority having 12-month lease terms).

Accounting estimates
The preparation of the financial statements requires management to use estimates and assumptions that affect the reported amounts of revenues over certain operating expenses during the reporting period. Actual results could materially differ from these estimates in the near term.

Pacific Ridge Apartments
Notes to Statement of Revenues over Certain Operating Expenses – (Continued)
December 31, 2016 and the three months
ended March 31, 2017 (unaudited)

NOTE 3. CERTAIN OPERATING EXPENSES

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expense are charged to operations as incurred. Costs such as depreciation, amortization and interest expense are excluded from the statement of revenues over certain operating expenses.

NOTE 4. COMMITMENTS AND CONTINGENCIES

The Property is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Property.

The Property is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Property's financial condition and results of operations for the periods presented.

NOTE 5. SUBSEQUENT EVENTS

Subsequent events were evaluated through June 28, 2017, the date the financial statements were available to be issued.

American Assets Trust, Inc.
Unaudited Pro Forma Financial Information

The unaudited consolidated pro forma financial information should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 28, 2017, announcing the acquisition of the Pacific Ridge Apartments and amended hereby; the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017; and the Statements of Revenues over Certain Operating Expenses of Pacific Ridge Apartments included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Company's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent the Company's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2016 and March 31, 2017 are not necessarily indicative of the operating results for these periods.

The Company purchased Pacific Ridge Apartments, a 533 unit, multifamily community, located in San Diego, California on April 28, 2017. The pro forma balance sheet as of March 31, 2017 presents consolidated financial information as if the acquisition of Pacific Ridge Apartments had taken place on March 31, 2017. The pro forma statements of operations for the year ended December 31, 2016, and the three months ended March 31, 2017, present the pro forma results of operations as if the acquisition had taken place as of January 1, 2016. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

American Assets Trust, Inc.
Pro Forma Balance Sheet
As of March 31, 2017
(Unaudited and In Thousands Except Share Data)

	March 31, 2017 (A)	Pacific Ridge Apartments Acquisition		Pro Forma Total
Assets
Real estate, at cost
Operating real estate	$2,244,865	$226,468	(B)	$2,471,333
Construction in progress	54,346	—		54,346
Held for development	9,447	—		9,447
	2,308,658	226,468		2,535,126
Accumulated depreciation	(485,335)	—		(485,335)
Net real estate	1,823,323	226,468		2,049,791
Cash and cash equivalents	190,110	(96,963)	(C)	93,147
Restricted cash	9,836	—		9,836
Accounts receivable, net	7,558	—		7,558
Deferred rent receivables, net	38,555	—		38,555
Other assets, net	45,959	1,217	(B)	47,176
Total assets	$2,115,341	$130,722		$2,246,063
Liabilities and equity
Liabilities:
Secured notes payable	$315,743	$—		$315,743
Unsecured notes payable	844,752	—		844,752
Unsecured line of credit	—	130,000	(D)	130,000
Accounts payable and accrued expenses	39,149	—		39,149
Security deposits payable	6,195	673	(B)	6,868
Other liabilities and deferred credits	47,793	49	(B)	47,842
Total liabilities	1,253,632	130,722		1,384,354
Commitments and contingencies
Equity:
American Assets Trust, Inc. stockholders’ equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 46,431,341 shares issued and outstanding at March 31, 2017	464	—		464
Additional paid-in capital	905,304	—		905,304
Accumulated dividends in excess of net income	(81,921)	—		(81,921)
Accumulated other comprehensive income	11,034	—		11,034
Total American Assets Trust, Inc. stockholders’ equity	834,881	—		834,881
Noncontrolling interests	26,828	—		26,828
Total equity	861,709	—		861,709
Total liabilities and equity	$2,115,341	$130,722		$2,246,063

American Assets Trust, Inc.
Notes to Unaudited Pro Forma Balance Sheet
As of March 31, 2017

Adjustments to the Pro Forma Consolidated Balance Sheet

The adjustments to the pro forma consolidated balance sheet as of March 31, 2017 are as follows:

(A) Historical unaudited financial information derived from the Company's quarterly report on Form 10-Q as of March 31, 2017.

(B) the Company records the acquired physical assets (land, building, site improvements and furniture, fixtures and equipment), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other assets or liabilities at their fair values. Amounts are recorded net of the Company's $5.0 million purchase deposit recorded in Other Assets, net as of March 31, 2017.

(C) Represents cash payment for the acquisition of the Pacific Ridge Apartments, net of proceeds from the line of credit.

(D) Represents the portion of the Company's credit facility that was drawn to finance the acquisition of the Pacific Ridge Apartments.

American Assets Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2016
(Unaudited and In Thousands Except Per Share Data)

	December 31, 2016	Pacific Ridge Apartments	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$279,498	$15,213	$—		$294,711
Other property income	15,590	283	—		15,873
Total revenue	295,088	15,496	—		310,584
EXPENSES:
Rental expenses	79,553	3,234	—		82,787
Real estate taxes	28,378	2,324	—		30,702
General and administrative	17,897	90	—		17,987
Depreciation and amortization	71,319	12,015	—		83,334
Total operating expenses	197,147	17,663	—		214,810
OPERATING INCOME (LOSS)	97,941	(2,167)	—		95,774
Interest expense	(51,936)	—	(1,865)	(C)	(53,801)
Other income, net	(368)	—	—		(368)
NET INCOME (LOSS)	45,637	(2,167)	(1,865)		41,605
Net income attributable to restricted shares	(189)	—	—		(189)
Net (income) loss attributable to unitholders in the Operating Partnership	(12,863)	819	528	(D)	(11,516)
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	32,585	(1,348)	(1,337)		29,900

EARNINGS PER COMMON SHARE
Earnings per common share, basic	$0.72				$0.66
Weighted average shares of common stock outstanding - basic	45,332,471				45,332,471

Earnings per common share, diluted	$0.72				$0.66
Weighted average shares of common stock outstanding - diluted	63,228,159				63,228,159

American Assets Trust, Inc.
Notes and Management’s Assumptions to Pro Forma Consolidated Financial Statements
December 31, 2016 (Unaudited)

Adjustments to the Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2016

The adjustments to the pro forma consolidated statements of operations for the year ended December 31, 2016 are as follows:

(A) Historical financial information derived from the Company's annual report on Form 10-K for the year ended December 31, 2016.

(B) Reflects adjustments relating to the acquisition of the Pacific Ridge Apartments. The acquisition of the Pacific Ridge Apartments were accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 30 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund the Pacific Ridge Apartments.

(D) Reflects the allocation of net income to the noncontrolling interests.

American Assets Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2017
(Unaudited and In Thousands Except Per Share Data)

	March 31, 2017	Pacific Ridge Apartments	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$70,040	$4,191	$—		$74,231
Other property income	3,752	45	—		3,797
Total revenue	73,792	4,236	—		78,028
EXPENSES:
Rental expenses	19,859	732	—		20,591
Real estate taxes	7,536	585	—		8,121
General and administrative	5,082	48	—		5,130
Depreciation and amortization	17,986	1,606	—		19,592
Total operating expenses	50,463	2,971	—		53,434
OPERATING INCOME	23,329	1,265	—		24,594
Interest expense	(13,331)	—	(649)	(C)	(13,980)
Other income, net	310	—	—		310
NET INCOME (LOSS)	10,308	1,265	(649)		10,924
Net income attributable to restricted shares	(60)	—	—		(60)
Net (income) loss attributable to unitholders in the Operating Partnership	(2,861)	(313)	181	(D)	(2,993)
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	7,387	952	(468)		7,871

EARNINGS PER COMMON SHARE
Earnings per common share, basic	$0.16				$0.17
Weighted average shares of common stock outstanding - basic	46,173,788				46,173,788

Earnings per common share, diluted	$0.16				$0.17
Weighted average shares of common stock outstanding - diluted	64,062,610				64,062,610

American Assets Trust, Inc.
Notes and Management’s Assumptions to Pro Forma Consolidated Financial Statements
March 31, 2017 (Unaudited)

Adjustments to the Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2017

The adjustments to the pro forma consolidated statements of operations for the three months ended March 31, 2017 are as follows:

(A) Historical unaudited financial information derived from the Company's quarterly report on Form 10-Q for the three months ended March 31, 2017.

(B) Reflects adjustments relating to the acquisition of the Pacific Ridge Apartments. The acquisition of the Pacific Ridge Apartments were accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 30 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund the Pacific Ridge Apartments.

(D) Reflects the allocation of net income to the noncontrolling interests.

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

The unaudited consolidated pro forma financial information should be read in conjunction with the Operating Partnership's Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 28, 2017, announcing the acquisition of the Pacific Ridge Apartments and amended hereby; the consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2016 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017; and the Statement of Revenues over Certain Operating Expenses of Pacific Ridge Apartments included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Operating Partnership's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent the Operating Partnership's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2016 and March 31, 2017 are not necessarily indicative of the operating results for these periods.

The Operating Partnership's purchased Pacific Ridge Apartments, a 533 unit, multifamily community, located in San Diego, California on April 28, 2017. The pro forma balance sheet as of March 31, 2017 presents consolidated financial information as if the acquisition of Pacific Ridge Apartments had taken place on March 31, 2017. The pro forma statements of operations for the year ended December 31, 2016, and the three months ended March 31, 2017, present the pro forma results of operations as if the acquisition had taken place as of January 1, 2016. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

American Assets Trust, L.P.
Pro Forma Balance Sheet
As of March 31, 2017
(Unaudited and In Thousands Except Share Data)

	March 31, 2017 (A)	Pacific Ridge Apartments Acquisition		Pro Forma Total
Assets
Real estate, at cost
Operating real estate	$2,244,865	$226,468	(B)	$2,471,333
Construction in progress	54,346	—		54,346
Held for development	9,447	—		9,447
	2,308,658	226,468		2,535,126
Accumulated depreciation	(485,335)	—		(485,335)
Net real estate	1,823,323	226,468		2,049,791
Cash and cash equivalents	190,110	(96,963)	(C)	93,147
Restricted cash	9,836	—		9,836
Accounts receivable, net	7,558	—		7,558
Deferred rent receivables, net	38,555	—		38,555
Other assets, net	45,959	1,217	(B)	47,176
Total assets	$2,115,341	$130,722		$2,246,063
Liabilities and equity
Liabilities:
Secured notes payable	$315,743	$—		$315,743
Unsecured notes payable	844,752	—		844,752
Unsecured line of credit	—	130,000	(D)	130,000
Accounts payable and accrued expenses	39,149	—		39,149
Security deposits payable	6,195	673	(B)	6,868
Other liabilities and deferred credits	47,793	49	(B)	47,842
Total liabilities	1,253,632	130,722		1,384,354
Commitments and contingencies
CAPITAL:
Limited partners' capital, 17,888,822 units issued and outstanding as of March 31, 2017	22,525			22,525
General partner's capital, 46,431,341 units issued and outstanding as of March 31, 2017	823,847	—		823,847
Accumulated other comprehensive income (loss)	15,337	—		15,337
Total capital	861,709	—		861,709
TOTAL LIABILITIES AND CAPITAL	$2,115,341	$130,722		$2,246,063

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

Adjustments to the Pro Forma Consolidated Balance Sheet

The adjustments to the pro forma consolidated balance sheet as of March 31, 2017 are as follows:

(A) Historical unaudited financial information derived from the Operating Partnership's quarterly report on Form 10-Q as of March 31, 2017.

(B) The Operating Partnership records the acquired physical assets (land, building, site improvements and furniture, fixtures and equipment), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other assets or liabilities at their fair values. Amounts are recorded net of the Operating Partnership's $5.0 million purchase deposit recorded in Other Assets, net as of March 31, 2017.

(C) Represents cash payment for the acquisition of the Pacific Ridge Apartments, net of proceeds from the line of credit.

(D) Represents the portion of the Company's credit facility that was drawn to finance the acquisition of the Pacific Ridge Apartments.

American Assets Trust, L.P.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2016
(Unaudited and In Thousands Except Per Unit Data)

	December 31, 2016	Pacific Ridge Apartments	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$279,498	$15,213	$—		$294,711
Other property income	15,590	283	—		15,873
Total revenue	295,088	15,496	—		310,584
EXPENSES:
Rental expenses	79,553	3,234	—		82,787
Real estate taxes	28,378	2,324	—		30,702
General and administrative	17,897	90	—		17,987
Depreciation and amortization	71,319	12,015	—		83,334
Total operating expenses	197,147	17,663	—		214,810
OPERATING INCOME (LOSS)	97,941	(2,167)	—		95,774
Interest expense	(51,936)	—	(1,865)	(C)	(53,801)
Other income, net	(368)	—	—		(368)
NET INCOME (LOSS)	45,637	(2,167)	(1,865)		41,605
Net income attributable to restricted shares	(189)	—	—		(189)
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN ASSETS TRUST, L.P.	45,448	(2,167)	(1,865)		41,416

EARNINGS PER UNIT
Earnings per unit, basic	$0.72				$0.66
Weighted average units outstanding - basic	63,228,159				63,228,159

Earnings per unit, diluted	$0.72				$0.66
Weighted average units outstanding - diluted	63,228,159				63,228,159

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

Adjustments to the Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2016

The adjustments to the pro forma consolidated statements of operations for the year ended December 31, 2016 are as follows:

(A) Historical financial information derived from the Operating Partnership's annual report on Form 10-K for the year ended December 31, 2016.

(B) Reflects adjustments relating to the acquisition of the Pacific Ridge Apartments. The acquisition of the Pacific Ridge Apartments were accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 30 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund the Pacific Ridge Apartments.

(D) Reflects the allocation of net income to the noncontrolling interests.

American Assets Trust, L.P.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2017
(Unaudited and In Thousands Except Per Unit Data)

	March 31, 2017	Pacific Ridge Apartments	Other Pro Forma Adjustments		Pro Forma Total
	(A)	(B)
REVENUE:
Rental income	$70,040	$4,191	$—		$74,231
Other property income	3,752	45	—		3,797
Total revenue	73,792	4,236	—		78,028
EXPENSES:
Rental expenses	19,859	732	—		20,591
Real estate taxes	7,536	585	—		8,121
General and administrative	5,082	48	—		5,130
Depreciation and amortization	17,986	1,606	—		19,592
Total operating expenses	50,463	2,971	—		53,434
OPERATING INCOME	23,329	1,265	—		24,594
Interest expense	(13,331)	—	(649)	(C)	(13,980)
Other income, net	310	—	—		310
NET INCOME (LOSS)	10,308	1,265	(649)		10,924
Net income attributable to restricted shares	(60)	—	—		(60)
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN ASSETS TRUST, L.P.	10,248	1,265	(649)		10,864

EARNINGS PER UNIT
Earnings per unit, basic	$0.16				$0.17
Weighted average units outstanding - basic	64,062,610				64,062,610

Earnings per unit, diluted	$0.16				$0.17
Weighted average units outstanding - diluted	64,062,610				64,062,610

American Assets Trust, L.P.
Unaudited Pro Forma Financial Information

Adjustments to the Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2017

The adjustments to the pro forma consolidated statements of operations for the three months ended March 31, 2017 are as follows:

(A) Historical unaudited financial information derived from the Operating Partnership's quarterly report on Form 10-Q for the three months ended March 31, 2017

(B) Reflects adjustments relating to the acquisition of the Pacific Ridge Apartments. The acquisition of the Pacific Ridge Apartments were accounted for as an asset acquisition in accordance with ASC Section 805-50, Asset Acquisition. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments.

The amounts allocated to buildings are depreciated over the estimated remaining useful life of 30 years.

(C) These adjustments represent interest expense and non utilization fees recorded in connection with amounts drawn on our line of credit to fund the Pacific Ridge Apartments.

American Assets Trust, Inc.
Unaudited Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

June 28, 2017	/s/ ERNEST RADY
Ernest Rady
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

June 28, 2017	/s/ ROBERT F. BARTON
Robert F. Barton
Executive Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

American Assets Trust, L.P.

June 28, 2017	/s/ ERNEST RADY
Ernest Rady
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

June 28, 2017	/s/ ROBERT F. BARTON
Robert F. Barton
Executive Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1*
Purchase Agreement and Escrow Instructions between CP III Pacific Ridge RF, LLC, CP III Pacific Ridge Solar, LLC, collectively as Seller, and American Assets Trust, Inc., as Purchaser, dated March 24, 2017.

23.1	Consent of Ernst & Young LLP, Independent Auditor for Pacific Ridge Apartments.
_____________________
* Incorporated herein by reference to American Assets Trust, Inc.’s and American Assets Trust, L.P.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2017.